CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD :  SEPTEMBER 1996

Beginning of the Month Principal Receivables :                                        9,077,285,427.14
                                                                                   -------------------
Beginning of the Month Finance Charge Receivables :                                     187,341,008.31
                                                                                   -------------------
Beginning of the Month Discounted Receivables :                                                   0.00
                                                                                   -------------------
Beginning of the Month Total Receivables :                                            9,264,626,435.45
                                                                                   -------------------

Removed Principal Receivables :                                                                   0.00
                                                                                   -------------------
Removed Finance Charge Receivables :                                                              0.00
                                                                                   -------------------
Removed Total Receivables :                                                                       0.00
                                                                                   -------------------

Additional Principal Receivables :                                                      352,679,735.19
                                                                                   -------------------
Additional Finance Charge Receivables :                                                   3,387,714.92
                                                                                   -------------------
Additional Total Receivables :                                                          356,067,450.11
                                                                                   -------------------

Discounted Receivables Generated this Period                                                      0.00
                                                                                   -------------------

End of the Month Principal Receivables :                                              9,014,022,802.71
                                                                                   -------------------
End of the Month Finance Charge Receivables :                                           188,874,394.06
                                                                                   -------------------
End of the Month Discounted Receivables :                                                         0.00
                                                                                   -------------------
End of the Month Total Receivables :                                                  9,202,897,196.77
                                                                                   -------------------

Excess Funding Account Balance                                                                    0.00
                                                                                   -------------------
Invested Amount of all Master Trust Series                                            7,870,067,012.58
                                                                                   -------------------

End of the Month Seller Percentage                                                          12.690846%
                                                                                   -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD :  SEPTEMBER 1996                                   ACCOUNTS              RECEIVABLES
                                                                   --------              -----------
End of the Month Delinquencies :
   30 - 59 Days Delinquent                                           56,843             145,702,303.59
                                                          -----------------        -------------------
   60 - 89 Days Delinquent                                           29,978              85,324,576.74
                                                          -----------------        -------------------
   90 + Days Delinquent                                              66,014             189,812,562.82
                                                          -----------------        -------------------

   Total 30 + Days Delinquent                                       152,835             420,839,443.15
                                                          -----------------        -------------------

   Delinquencies 30 + Days as a Percent of End of
     the Month Total Receivables                                                                 4.57%
                                                                                   -------------------

Defaulted Accounts During the Month                                  13,417              37,095,467.57
                                                          -----------------        -------------------

Annualized Default Rate as a Percent of Beginning of
  the Month Principal Receivables                                                                4.90%
                                                                                   -------------------

                                                                Page 6 of 30

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD :  SEPTEMBER 1996                                                       COLLECTIONS           PERCENTAGES
                                                                                       -----------           -----------
Total Collections and Gross Payment Rate                                               805,056,032.69                8.69%
                                                                                   ------------------       --------------

Collections of Principal Receivables and Principal Payment Rate                        684,517,832.57                7.54%
                                                                                   ------------------       --------------

   Prior Month Billed Finance Charge and Fees                                          109,694,275.56
                                                                                   ------------------
   Amortized AMF Income                                                                  3,886,689.68
                                                                                   ------------------
   Interchange Collected                                                                 4,412,496.41
                                                                                   ------------------
   Recoveries of Charged Off Accounts                                                    2,452,634.38
                                                                                   ------------------
   Collections of Discounted Receivables                                                         0.00
                                                                                   ------------------

Collections of Finance Charge Receivables and Annualized Yield                         120,446,096.03               15.92%
                                                                                   ------------------       --------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD :  SEPTEMBER 1996

Beginning Unamortized AMF Balance                                                                            19,413,266.58
                                                                                                            --------------
 + AMF Slug for Added Accounts                                                             887,702.59
                                                                                  -------------------
 + AMF Collections                                                                       3,978,793.77
                                                                                  -------------------
 - Amortized AMF Income                                                                  3,886,689.68
                                                                                  -------------------
Ending Unamortized AMF Balance                                                                               20,393,073.26
                                                                                                            --------------
CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD :  SEPTEMBER 1996

Gross Principal Payment Rate                                                                    7.54%
                                                                                  -------------------
May 17, 1994 3% Discount of Addition                                                                         50,184,973.92
                                                                                                            --------------
   Total Discounted Receivables Collections as of Beginning of Month                    50,184,973.92
                                                                                  -------------------
   Collections of Discounted Receivables Current Month                                           0.00
                                                                                  -------------------
Discounted Receivables to be Collected                                                                                0.00
                                                                                                            --------------




                                     CAPITAL ONE BANK
                                     as Servicer


                                     By :        /s/ John Schmohl
                                                 -------------------------------
                                     Name :      John Schmohl
                                     Title :     Director of External Reporting



                                                                Page 7 of 30